                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 23, 1998
                                                         -----------------


                 Charter Communications Southeast Holdings, LLC
                 ----------------------------------------------
          Charter Communications Southeast Holdings Capital Corporation
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



  Delaware                         333-3774                        43-1728405
                                                                   43-1740264
--------------------------------------------------------------------------------
  (State or other              (Commission File                 (I.R.S. Employer
  jurisdiction of                   Number)                      Identification
  incorporation)                                                     Number)

             12444 Powerscourt Drive, Ste. 400, St. Louis, MO 63131
             ------------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)

       Registrants' telephone number, including area code: (314) 965-0555
                                                           --------------

                 Charter Communications Southeast Holdings, L.P.
                 -----------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On December 23, 1998, Charter Communications, Inc. ("CCI"), the company that provides management service to the Registrant and its subsidiaries, along with certain of its affiliates and their respective shareholders, consummated certain transactions (the "Transactions") with Mr. Paul G. Allen ("Allen"), pursuant to which Allen acquired "beneficial ownership" (as such terms is defined in Rule 13d-3 of the Securities and Exchange Commission, promulgated under the Exchange Act of 1934) of a majority of the outstanding privately held equity interests of CCI and the various other entities that together constitute the owners and/or managers of the cable television systems operated under the name "Charter Communications," including CharterComm Holdings, LLC, the parent company of Charter Communications Southeast Holdings, LLC (the "Parent Company"). Prior to the Transactions, the Parent Company may have been deemed to be "beneficially owned" by Charterhouse Group International, Inc. The total consideration paid by Allen for CCI stock was $2,157,000,001, of which $636,890,607 was used by CCI to acquire control of the Parent Company by purchasing outstanding securities from third parties, as described below. Allen may also make additional loans of up to $288,250,588 to CCI and related entities pursuant to the Transactions.

         Allen achieved this beneficial ownership by first purchasing substantially all of the capital stock of CCI, which then owned a 7% membership interest in CharterComm L.L.C., and a 10% membership interest in CharterComm II, L.L.C., which were then the parent companies of CharterComm Holdings, L.P., the predecessor in interest to the Parent Company. With funds contributed by Allen, CCI then purchased the additional 93% membership interest in CharterComm, L.L.C., and all of the capital stock of CharterComm II, Inc., which then held a 90% membership interest in CharterComm II, L.L.C., from Charterhouse Equity Partners, L.P.; Charterhouse Equity Partners II, L.P.; Chef Nominees Limited; Northern & Midland Nominees Limited; John Hancock Mutual Life Insurance Company; BancBoston Investments, Inc.; OPUBCO Enterprises, Inc.; Toronto Dominion Investments, Inc.; Jerald L. Kent; and Barry L. Babcock. CharterComm, L.L.C. and CharterComm II L.L.C were subsequently merged into CCI. Upon completion of all purchase transactions through January 5, 1999, Allen owned 93.25% of the capital stock of CCI which, in turn, owned all of the membership interests in the Parent Company.

         This acquisition of beneficial ownership obligates the Registrant, under the terms of the Indenture governing its Senior Secured Discount Debentures due 2007 (the "Notes"), to make an offer to repurchase all outstanding Notes at a purchase price equal to 101% of the principle amount thereof plus all accrued and unpaid interest to the date of purchase within thirty days of the Transactions.

ITEM 5.  OTHER EVENTS.

         On December 21, 1998, Charter Communications Southeast Holdings, L.P. converted from a Delaware limited partnership to a Delaware limited liability company and changed its name to "Charter Communications Southeast Holdings, LLC."

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following are furnished as exhibits to this report:  None

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  January 14, 1999

                                       CHARTER COMMUNICATIONS SOUTHEAST
                                       HOLDINGS, LLC

                                       By: /s/ Jerald L. Kent
                                           -------------------------------------
                                           Jerald L. Kent
                                           President and Chief Executive Officer





                                       CHARTER COMMUNICATIONS SOUTHEAST
                                       HOLDINGS CAPITAL CORPORATION



                                       By: /s/ Jerald L. Kent
                                           -------------------------------------
                                           Jerald L. Kent
                                           President and Chief Executive Officer





                                      -3-